UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
___________

FORM 8 – K
(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2012
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Northwest Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-24151	91-1574174
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

421 W. Riverside Avenue, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)

(509) 456-8888
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment No. 2) is being filed to update the Current Report on Form 8-K filed by Northwest Bancorporation, Inc. (the “Company”) on January 4, 2013 (the “Original Report”) with the Securities and Exchange Commission (the “SEC”). The purpose of this amendment is to file an updated Exhibit 10.2 that includes terms of the proposed transaction for which the Company no longer is requesting confidential treatment.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit hereby updates and replaces Exhibit 10.2 previously filed with the Original Report:

10.2	Series D Preferred Stock Purchase Agreement, dated as of December 28, 2012, between Northwest Bancorporation, Inc. and the investors identified therein.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST BANCORPORATION, INC.
(Registrant)

March 28 2013	By:	/s/ Randall L. Fewel
Randall L. Fewel
President and Chief Executive Officer